                                                                    EXHIBIT 10.3
                                                                    ------------



                         REGISTRATION RIGHTS AGREEMENT


                         Dated as of February 23, 2000


                                 by and among


                                  Optika Inc.

                  the Founders and Investors described herein


                     Thomas Weisel Capital Partners, L.P.

                      TWP CEO Founders' Circle (AI), L.P.

                      TWP CEO Founders' Circle (QP), L.P.

              Thomas Weisel Capital Partners Employee Fund, L.P.

                       TWP 2000 Co-Investment Fund, L.P.


                                      and


                               RKB Capital, L.P.

                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT, dated as of February 23, 2000 (this "Agreement"), by and between Optika Inc., a Delaware corporation (the "Company"), the holders of Founders Shares and Investors Shares listed on the signature pages hereto, and Thomas Weisel Capital Partners, L.P., TWP CEO Founders' Circle (AI), L.P., TWP CEO Founders' Circle (QP), L.P., Thomas Weisel Capital Partners Employee Fund, L.P., RKB Capital, L.P. and TWP 2000 Co-Investment Fund, L.P., as purchasers (together, the "Purchasers", and individually, each a "Purchaser").

     WHEREAS, the Company proposes to issue and sell (i) an aggregate of 731,851 shares of Series A Convertible Preferred Stock, par value $0.001 per share (the "Preferred Stock") of the Company, the terms of which are set forth in the Certificate of Designation in the form of Exhibit 2.2 to the Purchase Agreement (as defined below) and (ii) warrants (the "Warrants"; and, together with the Preferred Stock, the "Securities") to purchase an aggregate of 307,298 shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), the terms of which are set forth in the Warrant Agreement attached in the form of
Exhibit 1.2(b) to the Purchase Agreement;

     WHEREAS, as an inducement to the Purchasers to enter into the Purchase Agreement, and as a condition to the closing of the transactions contemplated thereby, the Company agreed to provide the Purchasers with registration rights;

     WHEREAS, the Company has previously entered into that certain Amended and Restated Registration Agreement, dated November 22, 1995, as amended by the First Amendment thereto dated May 6, 1996 (as so amended, the "Existing Registration Agreement") pursuant to which the Company has granted to the holders of Founders' Shares (the "Founders") and the holders of Investors' Shares (the "Investors") certain registration rights on the terms set forth herein;

     WHEREAS, the Company and the Founders and the Investors who are, or may after the date hereof become, parties to the Agreement wish to effect an amendment and restatement of their respective rights and obligations under the Existing Registration Agreement so that, upon the effectiveness of such amendment at the Effective Date as set forth in Section 12(m) of this Agreement
(i) the Existing Registration Agreement will terminate and be of no further force and effect; and (ii) all of the registration rights of the Founders and the Investors (whether or not signatories hereto) will thereafter be governed solely by this Agreement;

     NOW, THEREFORE, the parties agree as follows:

     Section 1.   Certain Definitions.

     For purposes of this Agreement, the following terms shall have the following respective meanings:

          The term "broker-dealer" shall mean any broker or dealer registered with the Commission under the Exchange Act.

          "Closing" shall mean the date of the closing of the issuance and sale of Securities pursuant to the Purchase Agreement.

          "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

          "Common Stock" shall have the meaning assigned thereto in the recitals to this Agreement and shall include any equity securities issued with respect to the Common Stock in connection with any recapitalization, reclassification, merger, consolidation or other reorganization.

          "Company" shall have the meaning assigned thereto in the first paragraph of this Agreement.

          "Controlling Person" shall have the meaning assigned thereto in
     Section 8(a) hereof.

          "Demand Exercise Notice" shall have meaning assigned thereto in
     Section 2(a) hereof.

          "Demand Registration" shall have meaning assigned thereto in Section 2(a) hereof.

          "Demand Registration Request" shall have the meaning assigned thereto in Section 2(a) hereof.

          "Demand Registration Statement" shall have the meaning assigned thereto in Section 2(a) hereof.

          "Effective Time" shall mean, in the case of (i) a Registration, the time and date as of which the Commission declares the related Registration Statement effective or as of which the related Registration Statement otherwise becomes effective; and (iii) a Market Making Registration, the time and date as of which the Commission declares the Market Making Registration Statement effective or as of which time the Market Making Registration otherwise becomes effective.

          "Electing Holder" shall mean any holder of Registrable Shares, as applicable, that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Sections 5(a)(ii) hereof.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

          "Existing Registration Agreement" shall have the same meaning set forth in the recitals hereto.

          "Founders" shall have the meaning assigned thereto in the recitals hereto.

          "Founders' Shares" shall mean at any time (i) the shares of Common Stock owned by each of the persons listed as a "Founder" on Schedule A hereto; (ii) with respect to shares of Common Stock previously held by a Founder, a transferee of such Founder who consents to be bound by this Agreement; (iii) any shares of Common Stock then outstanding that were issued upon exercise of the options held by such Founder; (iv) any shares of Common Stock then issuable upon exercise of the options held by such Founder; (v) any shares of Common Stock then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect to or in replacement of other Founders' shares and (vi) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of other Founders' Shares; provided, that Founders' Shares shall not include any shares the sale of which has been registered pursuant to the Securities Act or sold to the public pursuant to Rule 144 promulgated by the Commission under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Founders' Shares whenever such Person holds a security exercisable for or convertible into such Founders' Shares, whether or not such exercise or conversion has actually been effected.

          The term "holder" shall mean each of the Purchasers and other Persons who acquire Registrable Shares from time to time (including any successors or assigns), in each case for so long as such Person owns any Registrable Shares.

          "Indemnified Person" shall have the meaning assigned thereto in Sections 8(a) and 8(b).

          "Initiating Holders" shall have the meaning assigned thereto in
     Section 2(a) hereof.

          "Investors" shall have the meaning assigned thereto in the recitals hereto.

          "Investors' Shares" shall mean, at any time (i) the shares of Common Stock owned by each of the persons listed as an "Investor" on Schedule B hereto; (ii) shares of Common Stock acquired by an Investor from a Founder;
     (iii) any shares of Common Stock then outstanding which were issued as, or were issued directly or indirectly upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect to or in replacement of other Investors' Shares; and (iv) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of other Investors' Shares; provided, that Investors' Shares shall not include any shares the sale of which has been registered pursuant to the Securities Act or sold to the public pursuant to Rule 144 promulgated by the Commission under the Securities Act. For purposes of this Agreement, a person will be deemed to be a Holder of Investors' Shares whenever such Person holds a security exercisable for or convertible into such Investors' Shares whether or not such exercise or conversion has actually been effected.

          "Majority Electing Holders" means, the holders of a majority in the number of shares of Common Stock elected to be included under such Registration Statement by the Electing Holders.

          "Market Making Period" shall have the meaning assigned thereto in
     Section 4(a) hereof.

          "Market Making Prospectus" shall mean the prospectus included in the Market Making Registration Statement relating to offers and sales of Market Making Securities by TWP in secondary transactions.

          "Market Making Registration" shall mean the registration of Market Making Securities in connection with offers and sales thereof by TWP in secondary transactions.

          "Market Making Registration Statement" shall mean a shelf registration statement on Form S-3 or other short form registration statement (which may be the Registration Statement if permitted by the rules and regulations of the Commission) pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the Commission providing for the registration of, and the sale on a continuous or delayed basis in secondary transactions by TWP of, the Market Making Securities.

          "Market Making Request Date" shall have the meaning assigned thereto in Section 5(a) hereof.

          "Market Making Securities" shall mean any of the Common Stock issued by the Company.

          "NASD" shall have the meaning assigned thereto in Section 5(a)(xvii) hereof.

          "Notice and Questionnaire" means a Notice of Registration Statement Selling Securityholder Questionnaire customary in form and substance and for such a Registration.

          "Person" shall mean a corporation, association, partnership, limited liability company, trust, organization, business, individual, government or political subdivision thereof or governmental agency or any other entity.

          "Piggyback Registration" shall have the meaning assigned thereto in
     Section 3(a) hereof.

          "Piggyback Registration Statement" shall have the meaning assigned thereto in Section 3(a) hereof.

          "Purchase Agreement" shall mean the Securities Purchase Agreement, dated as of February 9, 2000, between the Company and the Purchasers.

          "Purchasers" shall have the meaning assigned thereto in recitals to this Agreement.

          "Registrable Shares" shall mean, at any time, (A) the Founders' Shares, (B) the Investors' Shares and (C) the shares of Common Stock into or for which the Securities are than convertible or exchangeable, as the case may be; provided, however, that any such shares of Common Stock referred to in clauses (A) through (C) above shall cease to be Registrable Shares when (i) in the circumstances contemplated by Section 2 (other than Section 2(f)) or Section 3, a Demand Registration Statement or a Piggyback Registration Statement registering such shares of Common Stock under the Securities Act has been declared or becomes effective and such shares of Common Stock shall have been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Registration Statement; or (ii) the Founders' Shares, the Investors' Shares or the shares of Common Stock underlying the Founders Shares, the Investors Shares and the Securities is sold pursuant to Rule 144 or Rule 144A under circumstances in which any legend borne by such Common Stock relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or pursuant to the Warrant Agreement.

          "Registration Expenses" shall have the meaning assigned thereto in
     Section 6 hereof.

          "Requisite Holders" means Requisite Investor Holders or Requisite Purchaser Holders as the context may require.

          "Requisite Investor Holders" means the holders of Investors' Shares representing at least 70% of the total number of Investors' Shares then outstanding.

          "Requisite Purchaser Holders" means the holders of Securities representing or covering on conversion or exercise, in the aggregate, 25% or more of the total number of shares of Common Stock issuable on conversion or exercise of the Securities at the Closing.

          "Registration" shall have the meaning assigned thereto in Section 3(a) hereof.

          "Registration Statements" shall have the meaning assigned thereto in
     Section 3(a) hereof.

          "Rule 144," "Rule 144A", "Rule 405" and "Rule 415" shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

          "Secondary Offer Registration Statement" shall mean (i) any Registration Statement required to be filed by the Company pursuant to
     Section 2 or 3 hereof, and/or (ii) the Market Making Registration Statement required to be filed by the Company pursuant to Section 4 hereof, in each case, as applicable. As used herein, references to a Secondary Offer Registration Statement in the singular shall, if applicable, be deemed to be in the plural.

          "Securities" shall have the meaning assigned thereto in the recitals to this Agreement.

          "Securities Act" shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

          "TWP" shall mean Thomas Weisel Partners Group LLC and its affiliates.

          "Underwriters' Representative" shall mean the managing underwriter, or, in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters' Representative by the co-managers.

          "Warrants" shall have the meaning assigned thereto in the recitals to this Agreement.


     Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.

     Section 2. Demand Registration of the Registrable Shares under the Securities Act.

     (a) If either the Requisite Investors Holders or the Requisite Purchaser Holders shall at any time make a written request (a "Demand Registration Request") to the Company in compliance with this Section 2, the Company shall cause to be filed with the Commission a registration statement (a "Demand Registration Statement") under the Securities Act covering all or any part of the Registrable Shares (a "Demand Registration"), as such holders (the "Initiating Holders") shall request in writing.

          (i) Any request made pursuant to this Section 2(a) by Requisite Purchaser Holders shall be addressed to the attention of the Secretary of the Company, and shall specify the number of Registrable Shares to be registered (which shall result in gross proceeds of not less than $10,000,000, assuming no reduction in the number of Registrable Shares that may be included in such Demand Registration pursuant to Section 2(e)); provided, however, that the
                                               --------  -------
holders of the Registrable Shares (other than Founders' Shares or Investors' Shares) may request registration of any amount of such Registrable Shares where such holders request registration of all of the remaining such Registrable Shares, the intended method of distribution thereof and that the request is for a Demand Registration pursuant to this Section 2(a).

          (ii) Any request made pursuant to this Section 2(a) by the Requisite Investor Holders shall be addressed to the Company, and shall specify the number of Restricted Shares to be registered (which shall result in gross proceeds of not less than (x) $750,000 if the Registration is required to be effected on Form S-1 or any similarly long-form registration statement under the Securities Act (a "Long-Form Registration") or (y) $250,000 if the Registration may be effected on Form S-2 or S-3 or any similar short-form registration statement under the Securities Act (a "Short-Form Registration").

          (iii) As promptly as practicable, but no later than ten days after receipt of a Demand Registration Request, the Company shall give written notice (the "Demand Exercise Notice") of such Demand Registration Request to all holders of Registrable Shares. Following a request for a Demand Registration, the Company shall include in a Demand Registration (x) the Registrable Shares of the Initiating Holders and (y) the Registrable Shares of any other holders of Registrable Shares who shall have made a written request to the Company for inclusion in such registration (which request shall specify the maximum number of Registrable Shares intended to be disposed of by such holder) within 30 days after the receipt of the Demand Exercise Notice. The Company shall, as expeditiously as possible, use its best efforts to effect such registration under the Securities Act (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested and if the Company is then eligible to use such registration) of the Registrable Shares which the Company has been so requested to register, for distribution in accordance with such intended method of distribution by the holders electing to include Registrable Shares therein.

     (b) Following receipt of a request for a Demand Registration, the Company shall:

          (i) file the Demand Registration Statement with the Commission as promptly as reasonably practicable, and, subject to Section 2(a), shall use all reasonable efforts to have the Demand Registration Statement declared effective under the Securities Act as soon as reasonably practicable, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering; and

          (ii) use all reasonable efforts to keep the relevant registration statement continuously effective, for up to 180 days or until such earlier date as of which all the Registrable Shares under the Demand Registration Statement shall have been disposed of in the manner described in the Registration Statement, or such longer period as in the judgment of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Shares by an underwriter or dealer in accordance with the plan of distribution included in such Demand Registration Statement; provided, however, that such obligation to
                             --------  -------
     maintain the continuous effectiveness of the registration statement shall not apply if such registration statement is on Form S-1 or an equivalent form which does not permit incorporation by reference.

     (c)  (i)    The Company shall not be obligated to effect more than three
Demand Registrations by Requisite Purchaser Holders pursuant to Section 2(a) which are Long-Form Registration; provided that the Company shall be obligated to effect an unlimited number of

Demand Registrations by the Requisite Purchaser Holders pursuant to Section 2(c) which are Short-Form Registrations. For purposes of the preceding sentence, a Demand Registration shall not be deemed to have been effected (i) unless a Demand Registration Statement with respect thereto has become effective, (ii) if after such Demand Registration Statement has become effective, such Demand Registration Statement or the related offer, sale or distribution of Registrable Shares thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the holder of the Registrable Shares and such interference is not thereafter eliminated or (iii) if the conditions to closing specified in any underwriting agreement entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the holder of the Registrable Shares. If the Company shall have complied with its obligations under this Agreement, a right to demand a registration pursuant to this Section 2 shall be deemed to have been satisfied upon the earlier of (x) the date as of which all of the Registrable Shares included therein shall have been distributed pursuant to the Registration Statement, and (y) the date as of which such Demand Registration shall have been continuously effective for a 180-day period or other period specified in Section 2(b)(ii) following the effectiveness of such Demand Registration Statement, provided no stop order or similar order, or proceedings for such an order, is thereafter entered or initiated.

          (ii) (x) The holders of Investors' Shares may request two Long-Form Demand Registrations pursuant to paragraph 2(a) for which the Company will pay all Registration Expenses. A registration will not count as a Long-Form Demand Registration under this paragraph (x) until it has become effective and will not count as a Long-Form Demand Registration under this paragraph (i) unless the Holders of Investors' Shares initially requesting such registration are able to register and sell at least 50% of the Registrable Shares requested to be included in such registration; provided that in any event the Company will pay all Registration Expenses in connection with any such registration initiated as a Long-Form Demand Registration.

               (y)  In addition to the rights provided by paragraph (x) of this
Section 2(c), if the number of prior Long-Form Demand Registrations pursuant to such paragraph (x) equals two, the holders of Investors' Shares shall be entitled to request pursuant to paragraph 2(a) an unlimited number of additional Long-Form Demand Registrations provided that the holders of securities to be registered thereunder agree to pay their pro rata share (as determined in accordance with the number of shares requested to be registered in such registration) of all associated Registration Expenses in connection with such registration, whether or not such registration becomes effective. Notwithstanding the terms of the preceding sentence, if the failure of a registration initiated pursuant to this paragraph (y) to become effective is the result of a breach by the Company of any of its obligations under this Agreement, the Company shall pay all Registration Expenses in connection with such registration.

               (z) In addition to the Long-Form Demand Registrations that may be requested pursuant to Section 2(a), the holders of Investors' Shares will be entitled to request pursuant to paragraph 2(a) an unlimited number of Short-Form Demand Registrations. The Corporation will pay all Registration Expenses incurred in connection with such registration if the aggregate offering value of all Registrable Shares requested to be registered in such registration pursuant to Section 2(a) is reasonably expected to equal at least $750,000, whether or not such registration becomes effective. If the aggregate offering value of all Registrable Shares requested to be registered in such registration pursuant to Section 2(a) is not reasonably expected to equal at least $750,000, the holders of securities to be registered thereunder shall pay their pro rata share (as determined in accordance with the percentage of shares requested to be registered in such registration) of all associated Registration Expenses in connection with such registration, whether or not such registration becomes effective. Notwithstanding the terms of the preceding sentence, if the failure of such registration to become effective is the result of a breach by the Company of any of its obligations under this Agreement, the Company shall pay all Registration Expenses in connection with such registration.

     (d) In connection with any Demand Registration, the Majority Electing Holders shall have the right to select the underwriter or underwriters and manager or managers to administer such offering; provided, however, that each
                                                 --------  -------
Person so selected shall be acceptable to the Company in its reasonable judgment.

     (e) If the Underwriters' Representative in connection with any underwritten offering described in this Section 2 shall have informed the Company that in its opinion the total number of shares of Common Stock that the holders of the Registrable Shares, and any other Persons desiring to participate in such registration, intend to include in such offering is such as to materially and adversely affect the success and pricing of such offering, then the Company shall include in such Demand Registration (a) first, all Registrable Shares requested to be included in such registration by the
Electing Holders of Registrable Shares; provided that if the number of shares of
                                        --------
Common Stock so elected to be included in such registration by all Electing Holders of Registrable Shares exceeds the number recommended by the Underwriters' Representative, then the number of Registrable Shares to be so included in such registration will be reduced pro rata in accordance with the number of shares requested to be included by each Electing Holder, to such number recommended by the Underwriters' Representative; provided, further, that
                                                        --------  -------
on no more than two occasions if the Initiating Holders are holders of Purchasers' Shares and on no more than two occasions if the Initiating Holders are holders of Investors' Shares, the Initiating Holders may specify that (x) if such Initiating Holders are holders of Registrable Shares (other than Investors' Shares or Founders' Shares) (all such non-excluded Registrable Shares, the "Purchasers' Shares"), such reduction will be effected first by reducing the number of Investors' Shares pro rata in accordance with the number of Investors' Shares to be included therein until the number of Investors' Shares to be so included are reduced to zero and then by reducing the number of Purchasers' Shares pro rata in accordance with the number of Purchasers' Shares to be included therein, and (y) if such Initiating Holders are holders of Investors' Shares, such reduction will be effected first by reducing the number of Purchasers' Shares pro rata in accordance with the number of Purchasers' Shares to be included therein until the number of Purchasers' Shares to be so included is reduced to zero and then by reducing the number of Investors' Shares pro rata in accordance with the number of Investors' Shares to be included therein; and
(b) second, if all Registrable Shares so elected to be included by the Electing Holders are so included, such additional number of shares of Common Stock that the Company or any other Persons entitled to participate in such registration desire to include in such registration and that the Underwriters' Representative has informed the Company may be included in such registration without adversely affecting the success and pricing of the offering of all Registrable Shares so requested to be included therein; provided that the number of shares of Common Stock to be offered for
         --------
the account of all such other Persons participating in such registration shall be reduced or limited to the extent necessary so that the total number of shares of Common Stock requested to be included in such offering does not exceed the maximum number of shares of Common Stock recommended by such Underwriters' Representative.

     (f) Notwithstanding anything herein to the contrary, the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2 if (i) the Board of Directors determines in the exercise of its reasonable judgment that effecting such Demand Registration at such time would require disclosure of a material fact that the Board determines in good faith would have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in a significant transaction, then, in which case the Company may defer such Demand Registration for a single period not to exceed 90 days once every 12 months and
(ii) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.


     Section 3.   Piggyback Registration.

     (a) If at any time the Company proposes to register (including for this purpose a registration effected by the Company for the account of the Company or shareholders of the Company other than the holders of the Registrable Shares, whether or not pursuant to the Existing Registration Agreement) shares of Common Stock or securities convertible or exercisable into shares of Common Stock under the Securities Act in connection with the public offering solely for cash on Form S-1, S-2 or S-3 (or any replacement or successor forms), as soon as practicable (but in no event less than 10 business days prior to the date of filing any related Registration Statement), the Company shall promptly give the holders of the Registrable Shares written notice of such registration (a "Piggyback Registration," and, collectively with a Demand Registration, a "Registration"). Upon the written request of the holders of the Registrable Shares given within 10 days following the date of such notice, the Company shall use all reasonable efforts to cause to be included in such registration statement (a "Piggyback Registration Statement," and, collectively with the Demand Registration Statement, the "Registration Statements"), and use all reasonable efforts to cause to be registered under the Securities Act all the Registrable Shares that the holders of the Registrable Shares shall have requested to be registered. The Company shall have the absolute right to withdraw or cease to prepare or file any Piggyback Registration Statement for any offering referred to in this Section 3 without any obligation or liability to the holder of the Registrable Shares; provided, that the Company shall
                                         --------
promptly notify the holders of the Registrable Shares in writing of any such action.

     (b) If the Piggyback Registration Statement relates to an underwritten offering of Common Stock or securities convertible or exercisable into shares of Common Stock for the account of the Company and if the Underwriters' Representative of such underwritten offering shall inform the Company that in its opinion the inclusion in such underwritten distribution of all or a specified number of such Registrable Shares or of any other shares of Common Stock requested to be included therein would materially and adversely effect the success and pricing of such offering or of such distribution then the Company shall include in such Piggyback Registration (a) first, all shares of Common Stock requested to be included in such registration for the account of the Company, (b) second, all Registrable Shares requested to be included therein by holders of Founders Shares, and (c) third, all Registrable Securities requested to be included therein by the holders of Purchasers' Shares and Investors' Shares, provided that if the number of Registrable Shares otherwise includable under clause (b) or (c) above is to be reduced, such number shall be reduced by reducing the number of Registrable Shares otherwise includable pro rata in accordance with the number of Registrable Shares requested to be included by the Holders of Founders' Shares (in the case of clause (b)), and by the holders of Purchasers' Shares and Investors' Shares (in the case clause (c)). If the Piggyback Registration Statement relates to an underwritten offering of Common Stock or securities convertible or exercisable into Common Stock otherwise than for the account of the Company and if the Underwriters' Representative of such underwritten offering shall inform the Company that in its opinion the inclusion in such underwritten distribution of all or a specified number of such shares of Common Stock to be included therein would materially and adversely affect the success and pricing of such offering or of such distribution then the Company shall include in such Piggyback Registration (a) first, all shares of Common Stock requested to be included in such registration for the account of the persons (other than holders of Purchasers' Shares or Investors' Shares) who requested such registration, (b) second, all Registrable Shares requested to be included in such Registration by the holders of Purchasers' Shares and Investors' Shares pro rata in accordance with the number of Registrable Shares requested be included therein and (c) third, all shares of Common Stock requested to be included therein for the account of the Company.

     The Company may decline to file a Piggyback Registration Statement referred to in this Section 3(b) after giving notice to the holders of the Registrable Shares, or withdraw such a Piggyback Registration Statement after filing, or otherwise abandon any such proposed underwritten offering; provided that the
                                                           --------
Company shall promptly notify the holders of the Registrable Shares in writing of any such action.

     (c) The Electing Holders with respect to any Registration may not participate in any underwritten offering under Sections 2(a) or 3(a) hereof unless it completes and executes all customary questionnaires (including a Notice and Questionnaire as contemplated by Section 5(a)(ii)), powers of attorney, custody agreements, underwriting agreements and other customary documents required under the terms of such underwriting arrangements (if any). In connection with any underwritten offering under Sections 2(a) or 3(a), each of the Electing Holders and the Company shall be a party to the underwriting agreement with the underwriters and may be required to make certain customary representations and warranties (in the case of the Electing Holders as to the Registrable Shares being sold by the Electing Holder in such underwritten offering and the plan of distribution thereof) and provide certain customary indemnifications for the benefit of the underwriters.

     (d) The holders of the Registrable Shares shall be entitled to have their Registrable Shares included in an unlimited number of Piggyback Registrations pursuant to this Section 3.

     (e) Notwithstanding the foregoing the Company shall not be obligated to take any action pursuant to this Section 3 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

     Section 4. Registration of Registrable Shares under a Market Making Shelf Registration Statement.

     The Company agrees with TWP that if TWP and the Company mutually agree that TWP or an affiliate should act as a market-maker with respect to Market Making Securities,:

     (a) If requested in writing by TWP, at any time that the Purchasers determine that TWP is or may be deemed to be an affiliate (as defined under Rule
405) of the Company, the Company shall prepare the Market Making Prospectus and Market Making Registration Statement in a form approved by TWP and file such Market Making Prospectus and Market Making Registration Statement pursuant to the Securities Act not later 60 days after the date of such request (the "Market Making Request Date"), to make no further amendment or any supplement to the Market Making Registration Statement or the Market Making Prospectus during the Market Making Period (as defined below) which shall be disapproved by TWP promptly after reasonable notice thereof, to use all reasonable efforts to cause the Market Making Registration Statement to become effective under the Securities Act 115 days after the Market Making Request Date, to advise TWP, promptly after the Company receives notice thereof, of the time when the Market Making Registration Statement, or any amendment thereto, has been filed or becomes effective during the Market Making Period, or any supplement to the Market Making Prospectus or any amended Market Making Prospectus has been filed during such period, and to furnish TWP with copies thereof; to advise TWP, promptly after the Company receives notice thereof during the Market Making Period, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any preliminary Market Making Prospectus or Market Making Prospectus, of the suspension of the qualification of the Market Making Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Market Making Registration Statement or Market Making Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any preliminary Market Making Prospectus or Market Making Prospectus or suspending any such qualification during the Market Making Period, to use promptly its reasonable efforts to obtain the withdrawal of such order (the period beginning on such date as the Purchasers determine that TWP is or may be deemed to be an affiliate of the Company and continuing for as long as may be required under applicable law, in the reasonable judgment of TWP after consultation with the Company, in order to offer and sell Market Making Securities as contemplated by the Market Making Prospectus, is herein called the "Market Making Period");

     (b) Promptly from time to time to take such action as TWP may reasonably request to qualify the Market Making Securities for offering and sale during the Market Making Period under the securities laws of such jurisdictions as TWP may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions during such period, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

     (c) To furnish TWP with copies of the Market Making Prospectus in such quantities as TWP may from time to time reasonably request during the Market Making Period, and, if at any time during such period any event shall have occurred as a result of which the Market Making Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Market Making Prospectus is to be delivered during such period, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Market Making Prospectus or to amend the Market Making Registration Statement in order to comply with the Securities Act, to file under the Exchange Act any document incorporated by reference in such Market Making Prospectus in order to comply with the Securities Act or the Exchange Act, to notify TWP immediately and upon its request to file such document and to prepare and furnish without charge to TWP as many copies as it may from time to time during such period reasonably request of an amended Market Making Prospectus or a supplement to the Market Making Prospectus which will correct such statement or omission or effect such compliance;

     (d) During the Market Making Period, to furnish to TWP copies of all reports or other communications (financial or other) furnished to shareholders generally, and to deliver to TWP (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as TWP may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission); and

     (e) To use its reasonable efforts to furnish or cause to be furnished to TWP upon its request at reasonable intervals, when the Market Making Registration Statement or the Market Making Prospectus shall be amended or supplemented during the Market Making Period, written opinions of counsel for the Company, a letter from the independent accountants who have certified the financial statements included in the Market Making Registration Statement as then amended and certificates of officers of the Company, in each case in form and substance reasonably satisfactory to TWP, all to the effect specified in subsection (xvi) of Section 5(a) hereof (as modified to relate to the Market Making Registration Statement and the Market Making Prospectus as then amended or supplemented).

     Notwithstanding the foregoing provisions, if at any time the Company determines in the exercise of its reasonable judgment that it is in possession of material, non-public information that it would not be required to disclose publicly in the absence of a registration of Market Making Securities under the Securities Act, the Company may, upon 15 business days' prior written notice to TWP, cease to comply with any of its obligations under this Section 4, whereupon TWP shall cease using the Market Making Prospectus or any amendment or supplement thereto until it receives notice from the Company that it may resume using such document.


     Section 5.     Registration Procedures.

     If the Company files a registration statement pursuant to Sections 2, 3 or 4, the following provisions shall apply:

     (a) In connection with the Company's obligations with respect to any Registration or any Market Making Registration, as applicable, the Company shall use its best efforts to cause the applicable Secondary Offer Registration Statement to permit the disposition (x) of Registrable Shares by the holders thereof in the case of a Registration, and, of Market Making Securities by TWP, in each case in accordance with the intended method or methods of disposition thereof provided for in the applicable Secondary Offer Registration Statement. In connection therewith, the Company shall, as soon as reasonably possible (or as otherwise specified):

          (i) (A) prepare and file with the Commission, as soon as practicable, but in any case within the time periods specified in Sections 2, 3 or 4, as applicable, a Secondary Offer Registration Statement on any form which may be utilized by the Company, which shall (x) register all the Registrable Shares, in the case of a Registration Statement, and all of the Market Making Securities, in the case of a Market Making Registration, and in each case to be included therein for resale (if applicable) by the holders thereof in accordance with such method or methods of disposition as may be specified by the holders of the applicable Registrable Shares or TWP in the case of a Market Making Registration and (y) be, in the case of a Market Making Registration, in a form approved by TWP, and (B) use its commercially reasonable efforts to cause such Secondary Offer Registration Statement to become effective as soon as practicable after such filing, but in any case within the time periods specified in Sections 2, 3 or 4 hereof, as applicable;

          (ii) not less than 30 calendar days prior to the Effective Time of any applicable Registration Statement, mail the Notice and Questionnaire to the holders of the applicable Registrable Shares; no holder shall be entitled to be named as a selling securityholder in any Registration Statement as of the Effective Time thereof, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable Shares at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein;

     provided, however, holders of Registrable Shares shall have at least 28
     --------  -------
     calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company;

          (iii) as soon as practicable (A) prepare and file with the Commission such amendments and supplements to the Secondary Offer Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Secondary Offer Registration Statement for the period specified in Sections 2, 3 or 4 hereof, as applicable, and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Secondary Offer Registration Statement, and, in the case of an amendment to or supplement of the Market Making Registration Statement, in a form approved by TWP and (B) furnish to the Electing Holders, in the case of any Registration, and TWP, in the case of a Market Making Registration, copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission;

          (iv) comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Shares or Market Making Securities, as applicable, covered by such Secondary Offer Registration Statement in accordance with the intended methods of disposition provided for therein by the Electing Holders, in the case of any Registration, or TWP, in the case of a Market Making Registration;

          (v) provide (A) with respect to any Registration, the Electing Holders and not more than one counsel for all the Electing Holders; (B) with respect to a Market Making Registration, TWP and its counsel; and (C) in either case, the underwriters (which term, for purposes of this Agreement shall include a Person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof, the sales or placement agent, if any, therefor, and counsel for such underwriters or agent, the opportunity to participate in the preparation of such Secondary Offer Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

          (vi) for a reasonable period prior to the filing of such Secondary Offer Registration Statement, and throughout the applicable periods specified in Sections 2, 3 or 4 hereof, as applicable, make available at reasonable times at the Company's principal place of business or such other reasonable place for inspection by the Persons referred to in Section 5(a)(v) who shall certify to the Company that they have a current intention to sell the Registrable Shares pursuant to any Registration, or Market Making Securities pursuant to the Market Making Registration, as applicable, such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section 5(a)(v), to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided; however, that each such party shall be required to maintain in confidence and not to disclose to any other Person any information or records reasonably designated by the Company as being confidential until such time as, (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such Person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter or otherwise pursuant to the request of any governmental agency (only after such Person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Secondary Offer Registration Statement or the prospectus included therein or in an amendment to such Secondary Offer Registration Statement or an amendment or supplement to such prospectus in order that such Secondary Offer Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (vii) promptly notify each of the Electing Holders or TWP, as applicable, any sales or placement agent therefor and any underwriter thereof (which notification may be made through any managing underwriter that is a representative of such underwriter for such purpose) and confirm such advice in writing, (A) when such Secondary Offer Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Secondary Offer Registration Statement or any post-effective amendment, when the same has become effective, (B) of the receipt of written comments from the Commission and from the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Secondary Offer Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Secondary Offer Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time during which such Secondary Offer Registration Statement is effective the representations and warranties of the Company contemplated by
     Section 5(a)(xv) or Section 7 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares or the Market Making Securities, as applicable, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) if at any time when a prospectus is required to be delivered under the Securities Act, such Secondary Offer Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, does not conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (viii) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Secondary Offer Registration Statement or any post-effective amendment thereto at the earliest practicable date;

          (ix) if requested by any managing underwriter or underwriters, any placement or sales agent, any Electing Holder or TWP, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent, such Electing Holder or TWP specify should be included therein relating to the terms of the sale of such Registrable Shares, or Market Making Securities, as applicable, including information with respect to the number of Registrable Shares or other Market Making Securities being sold by TWP, such Electing Holder, TWP, or agent or underwriter, the offering price of such Registrable Shares or the Market Making Securities, as applicable, and any discount, commission or other compensation payable in respect thereof and the purchase price being paid therefor by such underwriters, and with respect to any other terms of the offering of the Registrable Shares, or Market Making Securities, as applicable, to be sold by such Electing Holder, TWP, or agent or to such underwriters, as applicable; and to make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

          (x) furnish to each Electing Holder, TWP, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 5(a)(v) a conformed copy of such Secondary Offer Registration Statement, each such amendment and supplement thereto (in each case, including all exhibits thereto (in the case of an Electing Holder of Registrable Shares, upon request) and documents incorporated by reference therein) and such number of copies of such Secondary Offer Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Electing Holder, TWP, or agent or underwriter, as the case may be) and of the prospectus included in such Secondary Offer Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder, and such other documents, as TWP, such Electing Holder, TWP, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Shares owned by such Electing Holder or the Market Making Securities owned by TWP, to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such Electing Holder, TWP and any such agent and underwriter, in each case in the form most recently provided to such party by the Company, in connection with the offering and sale of the Registrable Shares or the Market Making Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

          (xi) use commercially reasonable efforts to (A) register or qualify the Registrable Shares, or the Market Making Securities as applicable, to be included in such Secondary Offer Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder, TWP and each placement or sales agent, if any, therefor and each underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Market Making Registration is required to remain effective under Section 4 or the applicable Registration Statement is required to remain effective under Sections 2 or 3 above, as applicable, (C) make reasonably available its employees and personnel (including senior executive officers of the Company) and otherwise provide reasonable assistance to the underwriters (taking into account the requirements of the marketing process) in the marketing of Registrable Shares in any underwritten offering, including participation in any road show related thereto, and (D) take any and all other actions as may be reasonable necessary or advisable to enable each such Electing Holder and TWP, as applicable, such agent, if any, and such underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Shares, or the Market Making Securities, as applicable;

          (xii) use commercially reasonable efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required of the Company or otherwise to effect any Registration or the Market Making Registration or the offering or sale in connection therewith or to enable the selling holder or holders or TWP to offer, or to consummate the disposition of, the Registrable Shares or the Market Making Securities, as applicable;

          (xiii) cooperate with the Electing Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold, which certificates shall be printed, lithographed or engraved, or otherwise produced, and which shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Shares to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Shares;

          (xiv) enter into one or more underwriting agreements, engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, including customary provisions relating to indemnification and contribution, and take such other actions in connection therewith as, in the case of a Registration, the Requisite Holders, or, in the case of a Market Making Registration, TWP shall request in order to expedite, or facilitate the disposition of such Registrable Shares or the Market Making Securities, as applicable;

          (xv) whether or not an agreement of the type referred to in Section 5(xiv) hereof is entered into and whether or not any portion of the offering contemplated by such Secondary Offer Registration Statement is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the Electing Holders, TWP and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of common stock pursuant to any appropriate agreement or a registration statement filed on the form applicable to the Registration or the Market Making Registration, as applicable; (B) obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, and in the case of a any Registration, as the Electing Holders or, in the case of a Market Making Registration, as TWP may reasonably request, addressed to such Electing Holders, TWP and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such Secondary Offer Registration Statement (and if such Secondary Offer Registration Statement contemplates an underwritten offering of a part or all of the Registrable Shares or the Market Making Securities, as applicable, dated the date of the closing under the underwriting agreement relating thereto) and the date of filing of an amendment or supplement to such Secondary Offer Registration Statement or any other document that is incorporated in such Secondary Offer Registration Statement by reference and includes financial data with respect to a fiscal quarter or year, as the case may be (it being agreed that the matters to be covered by such opinion shall include the due incorporation and existence of the Company and its subsidiaries; the qualification of the Company and its subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 5(a)(xiv) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the Registrable Shares or the Market Making Securities, as applicable; the absence of material legal or governmental proceedings involving the Company or its subsidiaries; the absence of a breach by the Company or any of its subsidiaries of, or a default under, material agreements binding upon the Company or any subsidiary of the Company; the absence of governmental approvals required to be obtained by the Company in connection with any Registration or the Market Making Registration, as applicable, the offering and sale of the Registrable Shares, or the Market Making Securities, as applicable, this Agreement or any agreement of the type referred to in Section 5(a)(xiv) hereof, except such approvals as may be required under state securities or blue sky laws; the material compliance as to form of such Secondary Offer Registration Statement and any documents incorporated by reference therein with the requirements of the Securities Act and the rules and regulations of the Commission thereunder, respectively; and, as of the date of the opinion and of the Secondary Offer Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Secondary Offer Registration Statement and the prospectus included therein, as then amended or supplemented, and from the documents incorporated by reference therein (in each case other than the financial statements and other financial information contained therein) of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act)); (C) obtain a "cold comfort" letter or letters from the independent certified public accountants of the Company addressed to the selling Electing Holders, TWP, the placement or sales agent, if any, therefor or the underwriters, if any, thereof, dated (i) the effective date of such Secondary Offer Registration Statement and (ii) the effective date of any prospectus supplement to the prospectus included in such Secondary Offer Registration Statement or amendment or supplement to such Secondary Offer Registration Statement or any other document that is incorporated in such Secondary Offer Registration Statement by reference and includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such Secondary Offer Registration Statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such Secondary Offer Registration Statement or post-effective amendment to such Secondary Offer Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers' certificates, as may be reasonably requested, in the case of any Registration, by the Requisite Holders or, in the case of a Market Making Registration, by TWP, and, in either case, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, dated the effective date of such Secondary Offer Registration Statement (and if such Secondary Offer Registration Statement contemplates an underwritten offering of a part or all of the Registrable Shares or the Market Making Securities, as applicable, dated the date of the closing under the underwriting agreement relating thereto) and the date of filing of an amendment or supplement to such Secondary Offer Registration Statement or any other document that is incorporated in such Secondary Offer Registration Statement by reference and includes financial data with respect to a fiscal quarter or year, as the case may be, to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in Section 7 hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Sections 6 and 8 hereof;

          (xvi) notify in writing each holder of Registrable Shares affected thereby and TWP, of any proposal by the Company to amend or waive any provision of this Agreement pursuant to Section 11(j) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

          (xvii) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Shares or the Market Making Securities, as applicable, or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD") or any successor thereto, as amended from time to time) thereof, whether as a holder of such Registrable Shares or the Market Making Securities, as applicable, or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker dealer in complying with the requirements of such Rules and By-Laws, including by (A) if such Rules or By-Laws shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720 (or any successor thereto)) to participate in the preparation of the Secondary Offer Registration Statement relating to such Registrable Shares or the Market Making Securities, as applicable, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Secondary Offer Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Registrable Shares or the Market Making Securities, as applicable, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 8 hereof (or to such other customary extent as may be requested by such underwriter), and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD; and

          (xviii) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but in any event not later than eighteen months after the effective date of such Secondary Offer Registration Statement, an income statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

     (b) In the event that the Company would be required to provide notice pursuant to Section 5(a)(vii)(F) above to the Electing Holders, TWP, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Company shall as promptly as reasonably practicable prepare and furnish to each such Person a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Shares or Market Making Securities, as applicable, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each Electing Holder and TWP agrees, that upon receipt of any notice from the Company pursuant to Section 5(a)(vii)(F) hereof, such Electing Holder and TWP, shall forthwith discontinue the disposition of Registrable Shares or Market Making Securities, as applicable, pursuant to the Secondary Offer Registration Statement applicable to such Registrable Shares or Market Making Securities, as applicable, until such Electing Holder or TWP, as applicable, shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such Electing Holder or TWP shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Electing Holder's or TWP's possession of the prospectus covering such Registrable Shares or Market Making Securities, as applicable, at the time of receipt of such notice.

     (c) In addition to the information required to be provided in a Notice and Questionnaire by each Electing Holder as to which any Registration is being effected or to be provided by TWP in connection with the Market Making Registration pursuant to Section 4, the Company may require an Electing Holder or TWP, as applicable, to furnish to the Company such additional information regarding such Electing Holder or TWP and such Electing Holder's or TWP's intended method of distribution of the applicable Registrable Shares or Market Making Securities as applicable, as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act. Each such Electing Holder and TWP agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder or TWP, as the case may be, to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such Registration or Market Making Registration, as applicable, contains or would contain an untrue statement of a material fact regarding such Electing Holder or TWP or such Electing Holder's or TWP's intended method of disposition of the Registrable Shares or Market Making Securities, as applicable, or omits to state any material fact regarding such Electing Holder or TWP or such Electing Holder's or TWP's intended method of disposition of the Registrable Shares or Market Making Securities, as applicable, required to be stated therein or necessary to make statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or TWP or the disposition of the applicable Registrable Shares or Market Making Securities, as applicable, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

     Section 6. Registration Expenses.

     The Company agrees to bear and to pay or cause to be paid promptly all expenses incident to the Company's performance of or compliance with this Agreement, including (a) all Commission and any NASD registration, filing and review fees and expenses, (b) all fees and expenses in connection with the qualification of the Registrable Shares and the Market Making Securities, as applicable, for offering and sale under the State securities and blue sky laws referred to in Section 5(a)(xi) hereof and determination of their eligibility for investment under the laws of such jurisdictions as any managing underwriters or the Electing Holders or TWP may designate, including any fees and disbursements of counsel for the Electing Holders, TWP or the underwriters in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Registrable Shares or Market Making Securities, as applicable, for delivery and the expenses of printing or producing any underwriting agreements, agreements among underwriters, selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Registrable Shares or Market Making Securities, as applicable, to be disposed of (including certificates representing the Registrable Shares or the

Market Making Securities), as applicable, (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Registrable Shares or Market Making Securities, as applicable, and the preparation of documents referred in clause (c) above, (e) internal expenses (including all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (f) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance), (g) fees, disbursements and expenses of any "qualified independent underwriter" engaged pursuant to Section 5(a)(xviii) hereof, (h) fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with any Registration, as selected by the Majority Holders and one counsel for TWP retained in connection with a Market Making Registration, as selected by TWP; (i) fees, expenses and disbursements of any other Persons, including special experts, retained by the Company in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Shares, TWP or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such Person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Registrable Shares being registered or TWP, as applicable, shall pay agency fees and commissions and underwriting discounts and commissions attributable to the sale of the applicable Registrable Shares, or Common Stock and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

     Section 7.  Representations and Warranties.

     The Company represents and warrants to, and agrees with, each Purchaser each of the holders from time to time of Registrable Shares and TWP that:

     (a) Each registration statement covering Registrable Shares or Market Making Securities, as applicable, and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 5(a) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Shares or Market Making Securities, as applicable, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than (A) from (i) such time as a notice has been given to the Purchasers, the holders of Registrable Shares or TWP, as applicable, pursuant to Section 5(a)(vii)(F) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 5(b) hereof, or (B) during any suspension of offering and sale pursuant hereto, each such registration statement, and each prospectus

(including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 5(a) hereof, as then amended or supplemented, will conform in all material respects to the applicable requirements of the Securities Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Shares or TWP, as applicable, expressly for use therein.

     (b) Any documents incorporated by reference in any prospectus referred to in Section 7(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     Section 8.  Indemnification.

     (a)  Indemnification by the Company.  The Company agrees to indemnify and
          ------------------------------
hold harmless (i) each of the Electing Holders of Registrable Shares included in a Registration Statement and TWP as holders of Market Making Securities included in a Market Making Registration Statement and each Person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Shares or Market Making Securities, as applicable, (ii) each Person, if any, who controls (within the meaning of Section 15 or Section 20 of the Exchange Act) any such Person referred to in clause (i) (any of the Persons referred to in this clause (ii) being referred to herein as a "Controlling Person") and (iii) the respective officers, directors, partners, employees, representatives and agents of any Person referred to in clause (i) or any such Controlling Person (any such Person referred to in clause (i), (ii) or (iii) referred to for purposes of this Section 8(a) and Sections 8(c) through 8(e) as an "Indemnified Person"), against any losses, claims, damages or liabilities, joint or several, to which or such Indemnified Person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Secondary Offer Registration Statement, or any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each such Indemnified Person for any legal and other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claims as such expenses are incurred; provided, however, that the Company shall not be liable
                       --------  -------
in any such case (i) to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement, or any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any Indemnified Person expressly for use therein or
(ii) from the use or delivery by such Indemnified Person, Controlling Person or underwriter of a prospectus other than the most current prospectus made available to such Holder, Controlling Person or underwriter by the Company.

     (b)  Indemnification by the Holders and any Agents and Underwriters in
          -----------------------------------------------------------------
Connection with any Registration.  The Company may require, as a condition to
--------------------------------
including any Registrable Share in any Registration Statement and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from each Electing Holder of such Registrable Shares and from each underwriter named (if any) in any such underwriting agreement, severally and not jointly, to indemnify and hold harmless (i) the Company and all other holders of Registrable Shares, (ii) each Controlling Person of any Person referred to in clause (i), and (iii) the respective officers, directors, partners, employees, representatives and agents of any Person referred to in clause (i) or any such Controlling Person (any Person referred to in clause (i), (ii) or (iii), referred to for purposes of this Section 8(b) and Sections 8(c) through 8(e) as an "Indemnified Person") against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in such Registration Statement, or any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, or any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein; and will reimburse the Company for any legal and other expenses reasonably incurred by the Company in connection with investigating or defending any such actions or claims as such expenses are incurred; provided, however, that the liability of any Electing Holder pursuant
          --------  -------
to this subsection (b) shall not exceed the product of the number of Registrable Shares sold by such Electing Holder and the initial offering price therefor as set forth in the prospectus therefor.

     (c)  Notifications and Other Indemnification Procedures.  Promptly after
          --------------------------------------------------
receipt by an Indemnified Person (as defined under each of subsections (a) and
(b) of this Section 8) of notice of the commencement of any action, such Indemnified Person shall, if a claim in respect thereof is to be made against an indemnifying party under such clause, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any Indemnified Person otherwise than under such subsection or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any Indemnified Person and it shall notify an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnified Person (who shall not, except with the consent of the Indemnified Person, be counsel to the indemnifying party), and, after notice from the indemnifying party to such Indemnified Person of its election so to assume the defense thereof, the indemnifying party shall not be liable to such Indemnified Person under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such Indemnified Person, in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the foregoing, any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Person unless the Indemnified Person shall have been advised by counsel that representation of the Indemnified Person by counsel provided by the indemnifying party would be inappropriate due to actual or potential conflicting interests between the indemnifying party and the Indemnified Person, including situations in which there are one or more legal defenses available to the Indemnified Person that are different from or additional to those available to the indemnifying party; provided, however, that
                                                         --------  -------
the indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, except to the extent that local counsel, in addition to its regular counsel, is required in order to effectively defend against such action or proceeding. No indemnifying party shall, without the written consent of the Indemnified Person, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Person is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnified Person from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Person.

     (d)  Contribution.  If the indemnification provided for in this Section 8
          ------------
is unavailable to or insufficient to hold harmless an Indemnified Person under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the Indemnified Person on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the Indemnified Person on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Indemnified Persons were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Electing Holder shall be required to contribute any amount in excess of the amount by which the product of number of Registrable Shares sold by such Electing Holder and the initial offering price therefor as set forth in the prospectus therefor exceeds the amount of any damages which such Electing Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter or sales agent shall be required to contribute any amount in excess of the amount by which the total price at which the shares of Common Stock underwritten or placed by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter or sales agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) The obligations of the Company and the Electing Holders under this
Section 9 shall be in addition to any liability which the Company and the respective Electing Holders may otherwise have.

     Section 9.  Underwritten Offerings.

     (a) Selection of Underwriters.  If any of the Registrable Shares covered by
         -------------------------
the Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by Majority Holders, provided that such designated managing underwriter or underwriters is
         --------
or are reasonably acceptable to the Company.

     (b) Participation by Holders.  Each holder of Registrable Shares hereby
         ------------------------
agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Registrable Shares on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     Section 10. Rule 144 and Rule 144A.

     The Company covenants to the holders of Registrable Shares and the Purchasers that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, shall make available to each holder of Registrable

Shares and the Purchasers the information required by Rule 144A(d)(4), and shall take such further action as any holder of Registrable Shares or the Purchasers may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Shares or the Purchasers to sell Common Stock without registration under the Securities Act within the limitations of the exemptions provided by Rule 144 or Rule 144A under the Securities Act, as such Rules may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Shares or the Purchasers in connection with that holder's or the Purchasers' sale pursuant to Rule 144 or Rule 144A, the Company shall deliver to such holder or the Purchasers a written statement as to whether it has complied with such requirements.

     Section 11. Holdoff Agreement.

     (a) The Company agrees not to effect any public sale or distribution of equity securities of the Company, including any public sale pursuant to Rule 144 under the Securities Act, or any securities convertibles into or exchangeable or exercisable for such securities, (a "Public Sale"), during the period commencing
                                     -----------
30 days prior to and ending 90 days after the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registration on Form S-8 or any successor form), unless the underwriters managing the offering otherwise agree.

     (b) Each holder of Registrable Shares agrees not to effect any Public Sale (and in the case of Investors and Purchasers, such holders agree not to effect a distribution to their respective partners in connection with an underwritten demand registration in which the Purchasers (in the case of Investors) or the Investors (in the case of Purchasers) are participating under this Agreement, provided that the party agreeing not to distribute shall have received notice of such Registration at least 45 days prior to the effective date thereof) during the period commencing 30 days prior to and ending 90 days after the effective date of any underwritten registration for the account of the Company (except as part of such underwritten registration or pursuant to registration on Form S-8 or any successor form) or any Demand Registration, unless, in any such case, the underwriters managing the offering otherwise agree; provided that the holders of Investors' Shares shall not be subject to the agreement set forth in this subsection 11(b) until the first anniversary of the date hereof; provided further that nothing in this subsection 11(b) shall be deemed to restrict any distribution by the Investors or Purchasers to their respective partners of such securities otherwise than as expressly set forth above or to restrict the sale of such securities by the partners of the Investors or Purchasers after any such distribution.

     (c) The Company agrees to use its commercially reasonable efforts to cause any underwriters managing an offering referred to in the Existing Registration Agreement or otherwise to release the holders of Registrable Shares from any resale restrictions managed by such underwriters with respect to such offerings no later than and on terms no less favorable to the holders of Registrable Shares than imposed on other holders of shares of Common Stock who are so released from such resale restrictions.

     Section 12. Miscellaneous.

     (a) No Inconsistent Agreements.  The Company represents, warrants,
         --------------------------
covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Shares, Common Stock or any other securities which would be inconsistent with the terms contained in this Agreement.

     (b) Specific Performance.  The parties hereto acknowledge that there would
         --------------------
be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Purchasers, the holders from time to time of the Registrable Shares and TWP may be irreparably harmed by any such failure, and accordingly agree that the Purchasers, such holders and TWP, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the respective obligations of the Company under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

     (c) Notices.  All notices and communications provided for hereunder shall
         -------
be in writing and sent (i) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid); or (ii) by registered or certified mail with return receipt requested (postage prepaid); or (iii) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

If to the Purchasers:

          Thomas Weisel Capital Partners, L.P.,
          TWP CEO Founders' Circle (AI), L.P.,
          TWP CEO Founders' Circle (QP), L.P.,
          Thomas Weisel Capital Partners Employee Fund, L.P.,
          TWP 2000 Co-Investment Fund, L.P.
          c/o Thomas Weisel Capital Partners, L.P.
          One Montgomery Street, Suite 3700
          San Francisco, CA  95104
          Facsimile:  (415) 364-2698
          Attention:  Marianne Winkler

          RKB Capital, L.P.
          150 West Lake Street
          Wayzata, Minnesota  55391
          Telecopy:  (612) 404-9266
          Attention: Peter Schleider
     with copies to:

          Fried, Frank, Harris, Shriver & Jacobson
          One New York Plaza
          New York, NY  10004-1980
          Facsimile: (212) 859-8000
          Attention: F. William Reindel, Esq.

     If to the Company:

          Optika Inc.
          7450 Campus Drive, 2/nd/ Floor
          Colorado Springs, CO  80920
          Facsimile: (719) 531-0199
          Attention: Steven Johnson
                     Vice President and Chief Financial Officer

     with copies to:

          E* Law Group
          3555 W. 110/th/ Place
          Westminster, Colorado 80031
          Telecopy:  (303) 410-0468
          Attention: Jeremy W. Makarechian, Esq.

          and to:

          Morrison & Foerster LLP
          370 17th Street, Suite 5200
          Denver, Colorado 30202
          Telecopy:  (303) 592-1510
          Attention: Warren Troupe, Esq.

     If to any Investor or Founder:

          At the address specified for such
          Investor or Founder in the Existing
          Registration Agreement.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

     (d) Parties in Interest.  All the terms and provisions of this Agreement
         -------------------
shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Registrable Shares and the respective successors and assigns of the parties hereto and such holders. In the event that any transferee of any holder of Registrable

Shares shall acquire Registrable Shares, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Shares shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Shares such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Shares subject to all of the applicable terms hereof.

     (e) Survival.  The respective indemnities, agreements, representations,
         --------
warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of the Purchasers or any holder of Registrable Shares, any director, officer or partner of the Purchasers or such holder, any agent or underwriter or any director, officer or partner thereof, or any Controlling Person of any of the foregoing, and shall survive delivery of and payment for the Securities pursuant to the Purchase Agreement and the transfer and registration of Common Stock by such holder or the Purchasers.

     (f) Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN
         -------------
ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     (g) Waiver of Jury Trial. THE ISSUER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO
         --------------------
A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE SECURITIES OR EXCHANGE NOTES.

     (h) Submission to Jurisdiction.   If any action, proceeding or litigation
         --------------------------
shall be brought by the Purchasers or any holder of the Registrable Shares in order to enforce any right or remedy under this agreement or any of the Shares, the Company hereby consents and will submit, and will cause each of its subsidiaries to submit, to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Agreement. The Company hereby irrevocably waives any objection, including, but not limited to, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or
                                    ----- --- ----------
hereafter have to the bringing of any such action, proceeding or litigation in such jurisdiction.

     (i) Headings.  The descriptive headings of the several Sections and
         --------
paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

     (j) Entire Agreement; Amendments.  This Agreement and the other writings
         ----------------------------
referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter.
This Agreement supersedes all prior agreements and understanding between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least, in the case of an amendment that could reasonably be viewed as adversely affecting the rights of the holders of (A) Purchasers' Shares, then a majority in number of Purchasers' Shares and (B) Investors' Shares, then 70% of the Investors' Shares and (C) Founders' Shares, then a majority of Founders' Shares; provided, however, that any such amendment or waiver affecting solely provisions of this Agreement relating to the Market Making Registration may be effected by a written instrument duly executed solely by the Company and TWP. Each holder of any Registrable Shares at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 11(j), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Shares or is delivered to such holder.

     (k) Inspection.  For so long as this Agreement shall be in effect, this
         ----------
Agreement and a complete list of the names and addresses of all the holders of Registrable Shares and the addresses of the Purchasers shall be made available for inspection and copying on any business day to the Purchasers or any holder of Registrable Shares for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Shares under the Securities and this Agreement) at the offices of the Company at the address thereof set forth in Section 11(c) above.

     (l) Counterparts.  This agreement may be executed in any number of
         ------------
counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

     (m) Effective Date.  This Agreement shall become effective as between the
         --------------
Company, the Founders and the Investors upon the execution of the Agreement as of such date (the "Effective Date") on which the Agreement (which has already been executed by the Company) shall have been executed by Investors who hold at least 70% of the Investors' Shares and Founders who hold at least a majority of the Founders' Shares, whereupon this Agreement shall be binding upon all Investors and Founders, whether or not they have executed this Agreement. Notwithstanding anything to the contrary, regardless of whether or when the Effective Date shall occur, this Agreement shall be a valid and binding agreement of the Company and the Purchasers (and any subsequent of holder Registrable Shares which are not Founders' Shares or Investors' Shares), and until the Effective Date shall occur, this Agreement shall be deemed to exclude all rights and obligations of the holders of Founders' Shares and Investors' Shares. As of the Effective Date, with respect to Frontenac VI Limited Partnership and JMI Equity Fund L.P. (the "Funds"), that certain Letter Agreement, dated as of February 8, 2000, by and among the Company, the Funds and the Purchasers shall terminate.

     (n) Future Registration Rights.  Except for the registration rights granted
         --------------------------
hereunder, the Company will not grant registration rights as to any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the written consent of the holders of at least (A) a majority in number of Purchasers' Shares and (B) 70% of the Investors' Shares unless (i) any such registration rights that may be initiated at the demand of the holders of such rights (each such holder a "New Investor") shall include in such demand Registrable Shares requested to be included by holders of Purchasers' Shares and Investors' Shares pro rata in accordance with the number of shares requested to be included therein by each of the holders of Purchasers' Shares and Investors' Shares and each of the New Investors, so long as the holders of a majority of the Purchasers' Shares and 70% of the Investors' Shares agree to include on a pro rata basis any shares requested to be included by such New Investor in any Demand Registration of Registrable Shares initiated by either holders of Purchasers' Shares or Investors' Shares under Section 2(a) herein (other than a Demand Registration as to which the holders of Purchasers' Shares or Investors' Shares, as the case may be, have made the election contemplated by clause (x) or clause (y) of the second proviso to the first sentence of Section 2(e) not to have any Investors' Shares or Purchasers' Shares, respectively, included therein on a pro-rata basis), (ii) in the case of any such registration rights relating to the registration of Common Stock for the account of the Company, the holders of Registrable Shares hereunder shall have priority over the holders of any such registration rights and (iii) any such registration rights granted shall not be any more favorable to the holders of such registration rights as compared to, or otherwise be inconsistent with, the rights granted to the holders of Purchasers' Shares and Investors' Shares hereunder.

Agreed to and accepted as of the date first above written.

                              OPTIKA INC.

                              By:________________________________
                                 Name:
                                 Title:

          [Company's Signature Page - Registration Rights Agreement]

PURCHASERS
----------

                    THOMAS WEISEL CAPITAL PARTNERS, L.P.

                    By: Thomas Weisel Capital Partners LLC, its general partner
                    By: Thomas Weisel Partners Group LLC, its managing member

                    By: __________________________________________
                        Name:
                        Title:

                    TWP CEO FOUNDERS' CIRCLE (AI), L.P.

                    By: Thomas Weisel Capital Partners LLC, its general partner
                    By: Thomas Weisel Partners Group LLC, its managing member

                    By: __________________________________________
                        Name:
                        Title:

                    TWP CEO FOUNDERS' CIRCLE (QP), L.P.

                    By: Thomas Weisel Capital Partners LLC, its general partner
                    By: Thomas Weisel Partners Group LLC, its managing member

                    By: __________________________________________
                        Name:
                        Title:

                    THOMAS WEISEL CAPITAL PARTNERS EMPLOYEE FUND, L.P.

                    By: Thomas Weisel Capital Partners LLC, its general partner
                    By: Thomas Weisel Partners Group LLC, its managing member

                    By: __________________________________________
                        Name:
                        Title:

                    TWP 2000 CO-INVESTMENT FUND, L.P.

                    By: Thomas Weisel Capital Partners LLC, its general partner
                    By: Thomas Weisel Partners Group LLC, its managing member

                    By: __________________________________________
                        Name:
                        Title:

         [Purchasers' Signature Page - Registration Rights Agreement]

PURCHASERS
----------

                    RKB CAPITAL, L.P.

                    By:__________________________________
                       Name:  Peter Schleider
                       Title: General Partner

          [Purchasers Signature Page - Registration Rights Agreement]

INVESTORS
---------

                    Frontenac VI Limited Partnership

                    By:  Frontenac Company
                    Its: General Partner


                    By:  _______________________________
                         Name:
                         Title:


                    JMI Equity Fund, L.P.

                    By:  JMI Partners, L.P.
                    Its: General Partner

                    By:  _______________________________
                         Name:
                         Title:

FOUNDERS:
--------

                                  SCHEDULE A

                             SCHEDULE OF FOUNDERS

Paul Carter
Harvey Jeane
Malcolm Thomson
Steven Johnson
Mark Ruport
Linda E. Boguslav
Lisa M. Hardiman
Russell A. Johnson
James T. Schuster
David Holzman
Richard Holzman
Kevin Ilsen
Eric Brown
IPRS Asia (s) Pte Ltd
Intuit Development Limited
Gillespie Limited

                                  SCHEDULE B

                             SCHEDULE OF INVESTORS


Frontenac VI Limited Partnership
JMI Equity Fund, L.P.

                                      -1-